UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

DIANTHUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38541	81-0724163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square 43rd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 929 999-4055

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	DNTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Dianthus Therapeutics, Inc.’s (the “Company”) audited financial statements for the fiscal year ended December 31, 2023 are not yet available. Beginning on January 8, 2024, the Company plans to disclose in a presentation to investors (the "Presentation") that it expects to report cash, cash equivalents, and short-term investments of approximately $173 million as of December 31, 2023. A copy of the Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The estimated cash, cash equivalents and short-term investments amount is preliminary and unaudited, represents management’s estimate as of the date of this report, is subject to completion of the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2023, and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2023, or the Company’s results of operations for the year ended December 31, 2023. The actual financial results may differ materially from the preliminary estimated financial information.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

Spokespersons of the Company plan to present the information in the Presentation at various meetings beginning on January 8, 2024, including investor and analyst meetings. Marino Garcia, the Company's President and Chief Executive Officer, will also present the information in the Presentation at the 42nd Annual J.P. Morgan Healthcare Conference on January 11, 2024.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. The Presentation contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Presentation regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation of Dianthus Therapeutics, Inc., dated January 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIANTHUS THERAPEUTICS, INC.

Date:	January 8, 2024	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq. SVP, General Counsel and Secretary